Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	168,827.63
Total Transaction Valuation	1,222,502,761.00
Total Offset Amount	0.00
Net Fee	$ 168,827.63